Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 212-635-8679

The number of “other investment companies” covered by the bonds as of January 2022, in answer to question 81(b) on Form N-SAR, is 116.

January 2022

Portfolio ID	Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Gross Assets Corporate Registration	Amount of Bond Required Pursuant to Rule 17g-1(d)
100999	BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Core Plus Fund	1,637,262,041	1,637,262,041	1,500,000
100712	BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Total Return Fund	804,197,839
100770	BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Value Fund	1,676,812,282
100350	BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Dynamic Bond Income Fund	305,650,768
100472	BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Real Return Fund	5,943,461,791
100780	BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Midcap Value Fund	482,828,812
100499	BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Small Cap Fund	466,115,730
100978	BNY Mellon Advantage Funds, Inc.	BNY Mellon Sustainable Balanced Fund	16,852,665
100785	BNY Mellon Advantage Funds, Inc.	BNY Mellon Technology Growth Fund	422,277,066
	BNY Mellon Advantage Funds, Inc. Total			10,118,196,954	2,500,000
100727	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.		206,216,567	206,216,567	600,000
100668	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.		373,668,171	373,668,171	750,000
100523	BNY Mellon Appreciation Fund, Inc.		2,496,800,812	2,496,800,812	1,700,000
100244	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.		790,063,543	790,063,543	1,000,000
100219	BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	502,312,820
100676	BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,326,349,232
100682	BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	741,447,607
100202	BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	941,870,255
100284	BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	433,295,759
100552	BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	419,580,236
100238	BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	499,303,107
100674	BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	688,753,673
100479	BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	83,748,782
100303	BNY Mellon Funds Trust	BNY Mellon International Fund	574,664,794
100253	BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fund	347,318,390
100259	BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,496,885,843
100254	BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	2,781,176,803
100250	BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	3,012,201,162
100551	BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	399,040,677
100252	BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	943,882,508
100228	BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	170,497,050
100251	BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	170,103,779
100672	BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	149,536,151
100281	BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	833,739,577
100296	BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	401,484,763
	BNY Mellon Funds Trust Total			17,917,192,967	2,500,000
100605	BNY Mellon High Yield Strategies Fund		273,003,064	273,003,064	750,000
100721	BNY Mellon Index Funds, Inc.	BNY Mellon International Stock Index Fund	506,471,641
100720	BNY Mellon Index Funds, Inc.	BNY Mellon S&P 500 Index Fund	2,430,624,309
100913	BNY Mellon Index Funds, Inc.	BNY Mellon Smallcap Stock Index Fund	1,768,416,643
	BNY Mellon Index Funds, Inc. Total			4,705,512,593	2,500,000
100256	BNY Mellon Intermediate Municipal Bond Fund, Inc.		539,949,044	539,949,044	900,000
100227	BNY Mellon International Securities Funds, Inc.	BNY Mellon Emerging Markets Securities Fund	77,127,368	77,127,368	450,000
100914	BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	189,238,391
100934	BNY Mellon Investment Funds I	BNY Mellon Global Fixed Income Fund	4,693,903,932
100912	BNY Mellon Investment Funds I	BNY Mellon International Equity Fund	675,771,120
100941	BNY Mellon Investment Funds I	BNY Mellon Small Cap Growth Fund	24,987,306
100954	BNY Mellon Investment Funds I	BNY Mellon Small Cap Value Fund	192,924,489
100928	BNY Mellon Investment Funds I	BNY Mellon Small/Mid Cap Growth Fund	3,943,551,853
100456	BNY Mellon Investment Funds I	BNY Mellon Tax Sensitive Total Return Bond Fund	56,300,491

	BNY Mellon Investment Funds I Total			9,776,677,581	2,500,000
100278	BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	131,085,319
100489	BNY Mellon Investment Funds II, Inc.	BNY Mellon Global Emerging Markets Fund	532,614,630
100577	BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	276,552,347
	BNY Mellon Investment Funds II, Inc. Total			940,252,295	1,000,000
100765	BNY Mellon Investment Funds III	BNY Mellon Equity Income Fund	1,040,111,798
100467	BNY Mellon Investment Funds III	BNY Mellon Global Equity Income Fund	314,955,267
100565	BNY Mellon Investment Funds III	BNY Mellon High Yield Fund	1,117,520,979
100715	BNY Mellon Investment Funds III	BNY Mellon International Bond Fund	553,288,349
	BNY Mellon Investment Funds III Total			3,025,876,394	2,100,000
100803	BNY Mellon Investment Funds IV, Inc.	BNY Mellon Bond Market Index Fund	950,254,271
100666	BNY Mellon Investment Funds IV, Inc.	BNY Mellon Floating Rate Income Fund	897,863,161
100407	BNY Mellon Investment Funds IV, Inc.	BNY Mellon Institutional S&P 500 Stock Index Fund	2,994,271,374
100324	BNY Mellon Investment Funds IV, Inc.	BNY Mellon Tax Managed Growth Fund	153,931,868
	BNY Mellon Investment Funds IV, Inc. Total			4,996,320,674	2,500,000
100757	BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	475,044,712
100465	BNY Mellon Investment Funds V, Inc.	BNY Mellon Global Real Estate Securities Fund	496,849,471
100579	BNY Mellon Investment Funds V, Inc.	BNY Mellon Large Cap Equity Fund	868,233,424
	BNY Mellon Investment Funds V, Inc. Total			1,840,127,606	1,500,000
100834	BNY Mellon Investment Funds VI	BNY Mellon Balanced Opportunity Fund	338,741,067	338,741,067	750,000
100800	BNY Mellon Investment Grade Funds, Inc.	BNY Mellon Short Term Income Fund	130,762,386	130,762,386	525,000
100929	BNY Mellon Investment Portfolios	MidCap Stock Portfolio	166,549,463
100623	BNY Mellon Investment Portfolios	Small Cap Stock Index Portfolio	620,362,244
100206	BNY Mellon Investment Portfolios	Technology Growth Portfolio	996,498,057
	BNY Mellon Investment Portfolios Total			1,783,409,764	1,500,000
100625	BNY Mellon Large Cap Securities Fund, Inc.		1,697,995,679	1,697,995,679	1,500,000
100520	BNY Mellon Midcap Index Fund, Inc.		2,180,416,472	2,180,416,472	1,700,000
100210	BNY Mellon Municipal Bond Funds, Inc.	BNY Mellon Municipal Bond Fund	1,149,320,337	1,149,320,337	1,250,000
100997	BNY Mellon Municipal Bond Infrastructure Fund, Inc.		335,117,930	335,117,930	750,000
100218	BNY Mellon Municipal Funds, Inc.	BNY Mellon AMT-Free Municipal Bond Fund	1,226,207,029
100386	BNY Mellon Municipal Funds, Inc.	BNY Mellon High Yield Municipal Bond Fund	397,549,916
	BNY Mellon Municipal Funds, Inc. Total			1,623,756,945	1,500,000
100285	BNY Mellon Municipal Income, Inc.		215,694,118	215,694,118	600,000
100384	BNY Mellon New Jersey Municipal Bond Fund, Inc.		403,257,544	403,257,544	750,000
100374	BNY Mellon New York AMT-Free Municipal Bond Fund		299,732,563	299,732,563	750,000
100223	BNY Mellon New York Tax Exempt Bond Fund, Inc.		959,831,656	959,831,656	1,000,000
100362	BNY Mellon Opportunistic Municipal Securities Fund		443,954,153	443,954,153	750,000
100103	BNY Mellon Opportunity Funds	BNY Mellon Natural Resources Fund	557,451,000	557,451,000	900,000
100900	BNY Mellon Research Growth Fund, Inc.		2,046,570,573	2,046,570,573	1,700,000
100213	BNY Mellon Short-Intermediate Municipal Bond Fund		273,196,202	273,196,202	750,000
100360	BNY Mellon State Municipal Bond Funds	BNY Mellon Connecticut Fund	191,109,245
100370	BNY Mellon State Municipal Bond Funds	BNY Mellon Massachusetts Fund	116,536,823
100372	BNY Mellon State Municipal Bond Funds	BNY Mellon Pennsylvania Fund	116,726,432
	BNY Mellon State Municipal Bond Funds Total			424,372,500	750,000
100924	BNY Mellon Stock Funds	BNY Mellon International Core Equity Fund	334,171,259
100592	BNY Mellon Stock Funds	BNY Mellon International Small Cap Fund	72,363,219
	BNY Mellon Stock Funds Total			406,534,478	750,000
100730	BNY Mellon Stock Index Fund, Inc.		3,149,601,890	3,149,601,890	2,100,000
100850	BNY Mellon Strategic Funds, Inc.	BNY Mellon Active MidCap Fund	466,839,052
100236	BNY Mellon Strategic Funds, Inc.	BNY Mellon Global Stock Fund	1,386,846,028
100322	BNY Mellon Strategic Funds, Inc.	BNY Mellon International Stock Fund	6,763,754,466
100441	BNY Mellon Strategic Funds, Inc.	BNY Mellon Select Managers Small Cap Growth Fund	603,424,046
100220	BNY Mellon Strategic Funds, Inc.	BNY Mellon Select Managers Small Cap Value Fund	579,616,024
100899	BNY Mellon Strategic Funds, Inc.	BNY Mellon U.S. Equity Fund	658,673,827
	BNY Mellon Strategic Funds, Inc. Total			10,459,153,443	2,500,000
100289	BNY Mellon Strategic Municipal Bond Fund, Inc.		448,068,285	448,068,285	750,000
100287	BNY Mellon Strategic Municipals, Inc.		602,729,824	602,729,824	900,000
100743	BNY Mellon Sustainable U.S. Equity Fund, Inc.		543,491,047	543,491,047	900,000
100299	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.		332,123,789	332,123,789	750,000
100815	BNY Mellon U.S. Mortgage Fund, Inc.		311,383,951	311,383,951	750,000
100205	BNY Mellon Variable Investment Fund	Appreciation Portfolio	231,249,727

100185	BNY Mellon Variable Investment Fund	Government Money Market Portfolio	319,873,805
100650	BNY Mellon Variable Investment Fund	Growth and Income Portfolio	103,033,811
100505	BNY Mellon Variable Investment Fund	Opportunistic Small Cap Portfolio	312,861,752
	BNY Mellon Variable Investment Fund Total			967,019,096	1,000,000
100611	BNY Mellon Worldwide Growth Fund, Inc.		986,923,011	986,923,011	1,000,000
100629	CitizensSelect Funds	Dreyfus Institutional Preferred Treasury Securities Money Market Fund	471,190,500	471,190,500	750,000
100155	Dreyfus Cash Management		8,345,904,114	8,345,904,114	2,500,000
100160	Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	125,250,487,309
100150	Dreyfus Government Cash Management Funds	Dreyfus Government Securities Cash Management	5,211,009,549
	Dreyfus Government Cash Management Funds Total			130,461,496,858	2,500,000
100189	Dreyfus Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund	10,258,362,446	10,258,362,446	2,500,000
100627	Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Government Plus Money Market Fund	3,298,247,630	3,298,247,630	2,100,000
100634	Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Government Money Market	8,376,525,870
100636	Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Treasury Obligations	288,921,206
	Dreyfus Institutional Reserves Funds Total			8,665,447,076	2,500,000
100280	Dreyfus Tax Exempt Cash Management Funds	Dreyfus Tax Exempt Cash Management	322,583,186	322,583,186	750,000
100165	Dreyfus Treasury Obligations Cash Management Fund		28,650,822,116	28,650,822,116	2,500,000
100175	Dreyfus Treasury Securities Cash Management		56,566,316,449	56,566,316,449	2,500,000
100310	General Money Market, Inc.		2,909,631,054	2,909,631,054	1,900,000
100237	General Municipal Money Market Funds, Inc.	Dreyfus National Municipal Money Market Fund	866,666,016	866,666,016	1,000,000
100239	General New York AMT-Free Municipal Money Market Fund		147,089,007	147,089,007	525,000

	Total Gross Assets for the Complex		343,748,613,827	343,748,613,827	75,600,000

	AVAILABLE FIDELITY BOND COVERAGE				$100,000,000

	Amount between Minimum and Available				$24,400,000

	Sweep Assets Sweep Assets		2,226,711,774
	Total Sweep Assets		2,226,711,774
100757	Fund of funds (Affiliated funds) BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	470,445,262
	Total Fund of funds		470,445,262
100219	Partial fund of funds (Market value) BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	263,692,178
100296	BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	184,251,728
100914	BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	62,078,079
100278	BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	44,930,895
100577	BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	262,338,942
	Total Partial Fund of funds		817,291,821

Total Gross Assets for the Complex excluding sweep assets, fund of funds and partial fund of funds (MV) 340,234,164,970

Count of Portfolios 116